UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2018

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                        Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” is incorporated into this Item 1.01 by reference.

Item 1.02                        Termination of a Material Definitive Agreement.

The information set forth under Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” is incorporated into this Item 1.02 by reference.

Item 5.02                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Stefan Wenger resigned from his position as the Chief Financial Officer and Treasurer of Royal Gold, Inc. (the “Company”), effective June 1, 2018.

On June 11, 2018, in connection with Mr. Wenger’s separation, the Company and Mr. Wenger entered into a Separation Agreement and Release of Claims (together, the “Agreement”), setting forth the terms and conditions of Mr. Wenger’s separation from service to the Company and the terms of the Release of Claims. The Agreement became effective on June 18, 2018, following expiration of the seven day revocation period under the Release of Claims.  Under the Agreement, Mr. Wenger received a severance payment from the Company of $786,000 (before any amounts withheld for taxes) on June 18, 2018, reflecting amounts due for a termination without cause under his Employment Agreement, dated as of July 1, 2016, as amended by the First Amendment dated as of December 15, 2017 (the “Employment Agreement”).  Mr. Wenger’s equity awards were treated in accordance with the termination without cause provisions of his equity award agreements.  The Employment Agreement was deemed superseded by the Agreement upon Mr. Wenger’s separation from service on June 8, 2018.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the period ending June 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

Dated: June 21, 2018	By:	/s/ Bruce C. Kirchhoff
Bruce C. Kirchhoff
Vice President, General Counsel and Secretary